                                                                                                                           ASAFSUPP1003

                                                 American Skandia Advisor Funds, Inc.
                                Supplement dated October 24, 2003 to the Prospectus dated March 1, 2003

Effective  October 15, 2003,  Michael  Heyman and Mark Lattis  replaced  Jeff  Morris,  Sean Katof and Robert  Hickey as the  portfolio managers of the ASAF INVESCO Capital Income Fund.

         Accordingly, the section of the Prospectus entitled "Management of the Funds - The Sub-advisors - INVESCO Funds Group, Inc."
(page 130) is amended by deleting the fourth paragraph and replacing it with the following:

         The portfolio managers responsible for the day-to-day management of the ASAF INVESCO Capital Income Fund are Michael Heyman
and Mark Lattis.  Mr. Heyman has served as Co-Manager of the Fund since October 2003 and is a portfolio manager on the INVESCO-NAM
Portfolio Group. He joined INVESCO-NAM in 1993.  Mr. Lattis has served as Co-Manager of the Fund since October 2003 and is a portfolio manager of the INVESCO-NAM Portfolio Group.  He joined INVESCO-NAM in 1996.

Effective October 2, 2003, the Prospectus is supplemented to include an additional category of transactions in which no initial sales charge will be imposed on the purchases of Class C shares.  The following language is added to page 121 of the Prospectus at the conclusion of the section entitled "PURCHASE OF CLASS C SHARES - Waiver of Class C Initial Sales Charge.":

; and (4) purchases by investors who purchase Class C shares through  certain  broker-dealers  that are not affiliated  with  Prudential
Financial, Inc., or ASISI may purchase Class C shares without paying the initial sales charge.